SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549




                         FORM 8-K

                      CURRENT REPORT




          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):
                October 22, 1996



           AMERICAN GENERAL FINANCE CORPORATION
    (Exact Name of Registrant as Specified in Charter)



 Indiana                  1-6155                 35-0416090
 (State or Other     (Commission File         (IRS Employer
 Jurisdiction of          Number)            Identification
 Incorporation)                                        No.)


  601 N.W. Second Street, Evansville, IN        47708
  (Address of Principal Executive Offices)     (Zip Code)


   Registrant's telephone number, including area code:
                            (812) 424-8031






Item 5.    Other Events.

 On October 22, 1996, American General Finance Corporation
(the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and nine-month periods ended September 30, 1996.

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibit is filed as part of this Report:

      Exhibit
      Number           Description

         99     Earnings Release issued by American General
                Finance Corporation on October 22, 1996
                regarding certain of its unaudited
                financial results for the three- and
                nine-month periods ended September 30,
                1996.

                         SIGNATURE


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                     AMERICAN GENERAL FINANCE CORPORATION



Dated:October 23, 1996 By:     /s/ GEORGE W. SCHMIDT
                              George W. Schmidt
                              Controller and Assistant Secretary

                       EXHIBIT INDEX



Exhibit
Number        Description

99           Earnings Release issued by American
             General Finance Corporation on October 22,
             1996 regarding certain of its unaudited
             financial results for the three- and
             nine-month periods ended September 30,
             1996.

P.O.Box 59
Evansville, IN  47701                          CONTACT:
                                          Bryan A. Binyon
                                                Treasurer
                                             812/468-5195

          AMERICAN GENERAL FINANCE CORPORATION
         REPORTS RESULTS FOR THIRD QUARTER 1996

HIGHLIGHTS:

-        Receivables grow by more than $160 million
- Real estate receivables increase to 42% of the portfolio
-        Earnings increase from prior quarter
- Allowance remains strong at 5.7% of net finance receivables

EVANSVILLE, IN, OCTOBER 22, 1996.--American General Finance
Corporation's third quarter of 1996 produced net income of $47 million compared to last quarter's $34 million and third quarter 1995 net income of $56 million (which included a $15 million non-recurring reduction in state income taxes). The improved quarterly results reflect continuing progress in the company's restructuring efforts, partially offset by increased credit quality pressures which are being experienced industry-wide.
During 1996, management's focus on rebalancing the receivable portfolio credit risk has resulted in more than $500 million of real estate receivables growth and lower volumes in previously fast-growing non-real estate, retail sales finance, private label and credit card receivables.
Total finance receivables increased $163 million in the third quarter. At the end of the third quarter, real estate secured receivables accounted for 42% of the portfolio, compared to 34% at year-end 1995.
Since late 1995, credit quality has been significantly impacted by certain liquidating private label and credit card portfolios. Although discontinued, these underperforming portfolios continued to affect total credit quality results with increased delinquencies and charge-offs during the third quarter. In contrast, delinquencies and charge-offs in the company's core branch-based lending operations have been relatively stable since year-end 1995.
Total portfolio, 60-day+ delinquencies were 4.29% at the end of the third quarter compared to 4.01% at the end of the second quarter and 4.15% at year-end 1995.
Third-quarter total portfolio charge-offs were 5.4%, comparable to the prior two quarters. The company continues to maintain a conservative outlook by maintaining the allowance for losses at 5.7% of net finance receivables at the end of the third quarter.
While delinquencies and charge-offs are expected to remain above historical levels for the near term, management continues to implement improvement programs to address the credit quality issues that resulted from the rapid growth in 1994 and early 1995. These programs are focused on continued improvements in underwriting, intensified collections, and significant investments in risk management technology.
American General Finance Corporation and its subsidiaries are engaged in the consumer finance and related credit insurance business. The company, headquartered in Evansville, Indiana, has assets of $9.3 billion and operates 1,368 offices in 39 states, Puerto Rico, and the U.S. Virgin Islands. Products and services are provided to over 3 million low-to-middle income American families. The company offers direct consumer and home equity loans, retail sales financing, credit cards, and credit and non-credit insurance.
Certain information included in this press release is forward looking and involves risks and uncertainties, including general economic and competitive conditions that could significantly impact expected results. Investors are also directed to other risks and uncertainties discussed in documents filed by the company with the Securities and Exchange Commission.

FINANCIAL HIGHLIGHTS: AGFC
(Dollars in Millions, Annualized Percentages)

                        Quarter   Quarter  Nine Months  NineMonths
                        Ended     Ended    Ended        Ended
                        9-30-96   9-30-95   9-30-96     9-30-95
Revenues:
  Finance Charges       $350          $384     $1,066      $1,111
  Insurance               52            55         155        166
  Other                   21            20         65          61

Total Revenues          $423          $459     $1,286      $1,338

Net Income             $  47          $ 56    $   111      $   182

Finance Charge Yield   17.79%        18.20%      18.01%      18.03%

Charge-Off Ratio        5.42%         3.22%      5.44%        2.99%

Return on Assets         2.05%        2.35%      1.61%        2.59%

Return on Equity       13.02%           15.55%   10.27%     17.22%

At:                           9/30/96   12/31/95

Total Assets                   $9,275   $9,485
Real Estate Loans              $3,338   $2,817
Non-Real Estate Loans           2,411    2,694
Retail Sales Contracts            973    1,189
Private Label                     784      943
Credit Cards                      515      558
 Total Net Finance Receivables $8,021   $8,201

Allowance for Finance Receivable Losses
                                                          YTD
                                         3Q96    1996     1995

Balance at beginning of period            $472    $482     $226
Provision for finance receivable losses     89     296      574
Charge-offs, net of recoveries            (106)   (323)    (311)
Other                                       -       -        (7)
    Balance at end of period              $455    $455     $482


60-Day+ Delinquency Ratios        9/30/96       12/31/95

Real Estate Loans                   2.10%     2.01%
Non-Real Estate Loans               6.70      6.37
Retail Sales Contracts              3.12      3.01
Private Label                       6.29      4.77
Credit Cards                        5.63      4.85
         Total                      4.29%     4.15%

Writer's Direct No.
(713) 831-1933


                        October 23, 1996



DELIVERY VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549-1004

    Re:  American General Finance Corporation (the "Company")
         (File No. 1-6155)
         Current Report on Form 8-K

Gentlemen:

    On behalf of the Company, an indirect, wholly-owned subsidiary of American General Corporation, we submit herewith for filing with the Securities and Exchange Commission via EDGAR, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K dated October 22, 1996.

                             Very truly yours,

                             /s/ PAULA G. PAYNE

                             Paula G. Payne
                             Senior Counsel

Enclosure

cc: The New York Stock Exchange, Inc.
    Arizona Corporation Commission